DURAMED INC.                                                                                                          January 10, 2019

960 South Broadway

Suite 120

Hicksville, NY 11801

Attn: Stan Teeple

Re:  sam® Pro 2.0 Exclusivity in the United States PIP/No Fault market for 2019

The following is a Memorandum of Understanding between Sam International (CCRX), ZetrOZ Systems LLC, and Duramed Inc. (COMPANY) for the EXCLUSIVE distribution of sam® Pro 2.0 (SA271) in the United States for the PIP/No Fault Market, in accordance with the following terms and conditions:

1.

The exclusivity for COMPANY to distribute sam® Pro 2.0 (SA271) and sam® Gel Coupling Patches (UB-14-72) shall extend from January 2019 thru December 2019; provided the following minimum purchase quantities are met:

Calendar Month	sam® Pro 2.0 Unit Order Volume	sam® Pro 2.0 Unit Price (US$)
Jan 2019	100	$2,447
Feb 2019	110	$2,447
March 2019	120	$2,447
April 2019	130	$2,447
May 2019	140	$2,447
June 2019	150	$2,447
July 2019	150	$2,447
Aug 2019	150	$2,447
Sept 2019	150	$2,447
Oct 2019	150	$2,447
Nov 2019	150	$2,447
Dec 2019	150	$2,447
2019 Annual	1,650

2.

There are no minimum monthly order volumes for the packs of sam® Gel Capture Patches (UB-14-24)

Bulk Pricing for sam® Gel Capture Patches (UB-14-24): monthly Packs of Gel Capture Patches shall have the following discount price schedule on monthly orders/shipments:

•

1 – 299 Packs: US$ 107.50/Pack

•

300 - 599 Packs: US$ 103.50/Pack

•

600  & UP Packs: US$ 99.50/Pack

3.

Payments Terms to Sam International/CCRX are 100% at time of shipment (FOB: Trumbull, CT)

4.

Volume Rebate Schedule:

       Tiers                                                 Rebate %

•

$750,000 - $1,500,000

2%

•

$1,500,001 – uncapped

3%

•

Rebate to be paid annually from dollar specified based upon attainment of the purchase goals listed above.

•

Payment to be made by check by:

February 1, 2020

5.

ZetrOZ will provide and permit COMPANY to use all Product Marketing Material; including but not limited to Product Photos, Model Placement Photo Protocols, Logos, Brochures....to promote sam® Pro 2.0

6.

This agreement will automatically renew at the end of each calendar year if minimum quantities are met.

7.

Monthly minimum orders after year one will be 160 per month in 2020 and 175 per month in 2021.

Agreed and accepted by mutual parties for Exclusivity in The United States PIP/No Fault market (less limited existing distributors); signatures below:

___________________________________ (Date)

President
Duramed Inc.

___________________________________

James M. Morton
President |

Sam International

Client Care Rx. Inc.

___________________________________

James S. Molinaro
Chief Commercial Officer

ZetrOZ Systems LLC

SAM INTERNATIONAL PO BOX 583 JAMISON PA. 18929 [P] 215.601.3158 [F] 855.640.1946